Prospectus and Statement of Additional Information Supplement -- Feb. 7, 2005*

Fund Name (Date)                                          Prospectus Form #/SAI Form #
American Express(R) Variable Portfolio Funds (10/29/04)       S-6466-99 X/S-6466-20 X
AXP(R) Variable Portfolio - Core Equity Fund (7/1/04)         S-6347-99 A/S-6347-20 A

On Feb. 1, 2005, American Express Company, the parent company of each Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between each of the Funds and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of each of the Funds, are anticipated. For Funds that are subadvised, the current subadvisory agreement(s) will remain in place.

S-6466-54 A (2/05)
Valid until next update

* Destroy Oct. 28, 2005